SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report          March 12, 1997



               HOUSEHOLD CONSUMER LOAN TRUST 1997-1

           (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                       (Administrator of the Trust)
           (Exact name as specified in Administrator's charter)

                                                             To be
      Delaware                  333-20147            Applied For
(State or other juris-    (Commission File Numbers)  (IRS Employer
diction of incorpora-                                     Identification
tion of Administrator)                                     Number of
                                                           Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000

Item 5.   OTHER EVENTS

          On March 12, 1997, the Registrant issued and sold its Household Consumer Loan Asset Backed Notes, Series 1997-1, Class A-1, Class A-2 and Class A-3. Attached as exhibits hereto are copies of certain of the executed principal agreements relating to the issuance, offering and sale of the Notes, forms of which were filed as exhibits to the Registration Statement (File Nos. 333-20147, 333-20147-01 and 333-20147-02).



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

           1.       Underwriting Agreement

           4.1      Trust Agreement.

           4.2      Indenture.

          10.3      Series 1997-1 Supplement.

          10.4      Administration Agreement.























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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1997-1
                                      (Registrant)



                         By:   /s/ P. D. Schwartz
                              P. D. Schwartz
                              Authorized Representative



Dated: March 19, 1997
















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                               EXHIBIT INDEX

Exhibit

Number    Exhibit                                                     Page



 1.       Underwriting Agreement                                        5

 4.1      Trust Agreement.                                             41

 4.2      Indenture.                                                  135

10.3      Series 1997-1 Supplement.                                   263

10.4      Administration Agreement.                                   307






















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